Sidley comments 2/16/21 INDEPENDENCE CONTRACT DRILLING, INC. FORM OF STOCK APPRECIATION RIGHTS AGREEMENT CASH SETTLED 1. Grant of Stock Appreciation Rights. Pursuant to the Independence Contract Drilling, Inc. 2019 Omnibus Incentive Plan (the “Plan”), Independence Contract Drilling, Inc., a Delaware corporation (the “Company”), hereby grants to _______________________________ (the “Participant”) a stock appreciation right relating to the appreciation in [_________] shares of Stock of the Company (the “SAR”) at an exercise price (the “SAR Price”) of $[__________] per share (which is equal to or greater than the Fair Market Value of a share of Stock as of the Date of Grant, as defined below), all upon and subject to the terms and conditions set forth in this Agreement. Annex A to this Agreement includes certain defined terms used herein. To the extent not otherwise defined in this Agreement, capitalized terms shall have the meanings set forth in the Plan. 2. Date of Grant. The date of grant of the SAR is [_______________, 20___] (the “Date of Grant”). 3. Subject to Plan; Defined Terms. The SAR and this Agreement are subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement. Except as otherwise provided herein, the capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. The SAR is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing. 4. Vesting; Time of Exercise. (a) Time Vesting. The Participant shall become vested in installments of the SAR awarded to the Participant and such SAR shall become fully exercisable in accordance with the following schedule: (i) One-third (1/3) of shares of Stock subject to the SAR (rounding down, if applicable, to the nearest whole share of Stock) shall vest and become exercisable on the first anniversary of the Date of Grant, provided the Participant is employed by the Company or a Subsidiary on that date; (ii) An additional one-third (1/3) of shares of Stock subject to the SAR (rounding down, if applicable, to the nearest whole share of Stock) shall vest and become exercisable on the second anniversary of the Date of Grant, provided the Participant is employed by the Company or a Subsidiary on that date; and (iii) The remaining one-third (1/3) of the shares of Stock (rounding up for and including if applicable, any fractional shares previously excluded in clauses (i) and (ii) above, and any other fractions, to achieve a whole share of Stock) subject to the SAR shall vest and become exercisable on

2 the third anniversary of the Date of Grant, provided the Participant is employed by the Company or a Subsidiary on that date. Each of the periods described in Section 4(a), (b), and (c) above is a “Vesting Year.” (b) [Termination of Employment without Cause or for Good Reason. If Separation of Service occurs by the Company without Cause or by the Participant for Good Reason, the SAR shall immediately vest in full upon such Separation of Service.]1 5. Term; Forfeiture. Except as otherwise provided in this Agreement, any unexercised portion of the SAR that is unvested on the date of the Participant’s Separation of Service shall terminate on that date. Any unexercised portion of the SAR that is vested shall terminate on the first to occur of the following: (a) 5 p.m. on __________, 20[__] (the period of time extending from the date of this Agreement to such date being referred to herein as the “SAR Period”); (b) 5 p.m. on the date of Separation of Service, unless [such Separation of Service is by the Company without Cause or by the Participant for Good Reason, or]2 such Separation of Service occurs on or following the occurrence of a Change of Control; and (c) 5 p.m. on the date that is three years following Separation of Service, if [such Separation of Service is by the Company without Cause or by the Participant for Good Reason, or ]3 such Separation of Service occurs on or following the occurrence of a Change of Control. 6. Exercise and Payment. The Participant may exercise the vested portion of the SAR at any time prior to the termination of the SAR in accordance with Section 5 above by the delivery of written notice to the Company setting forth the number of shares of Stock under the SAR which are to be exercised, the date of exercise thereof (the “Exercise Date”) and the address to which payment shall be delivered. Within 5 business days, the Company shall make a cash payment to the Participant in an amount equal to the excess (if any) of (i) the Average Fair Market Value as of the Exercise Date of a share of Common Stock over (ii) the SAR Price of a share specified in this Agreement, multiplied by the total number of shares of Stock under the SAR being exercised[; provided, however, that for purposes of the foregoing, the Average Fair Market Value shall in no event exceed $[____] per share (subject to adjustment for stock dividends, stock splits and other recapitalization events in accordance with Section 4.5 of the Plan)]. Notwithstanding the foregoing, if payment of such amount (when aggregated with any other payments related to stock appreciation rights exercised under the Plan), would jeopardize the ability of the Company to continue as a going concern, the Company may delay a portion of such payment until such time at which making such payment and any other payments owed in respect of other stock appreciation rights exercised by other Plan participants would no longer have such effect. 7. No Fractional Shares. The SAR may be exercised only with respect to full shares. 1 [Applicable only to employees with employment agreements]. 2 [Applicable only to employees with employment agreements] (Same as provided for in Section 4(b)). 3 [Applicable only to employees with employment agreements] (Same as provided for in Section 4(b)).

3 8. Who May Exercise. Subject to the terms and conditions set forth in Sections 4 and 5 above, during the lifetime of the Participant, the SAR may only be exercised by the Participant or his guardian or legal representative. If the Participant dies prior to the dates specified in Section 5 above without having exercised all of the portion of his or her then-vested SAR as of his or her date of death, then the following persons may exercise the exercisable portion of the SAR on behalf of the Participant at any time prior to the earliest of the dates specified in Section 5 hereof: the personal representative of his or her estate or any person who acquired the right to exercise the SAR by bequest or inheritance or by reason of the death of the Participant; provided that the SAR shall remain subject to the other terms of this Agreement, the Plan and all applicable laws, rules, and regulations. 9. Non-Assignability. The SAR granted under this Agreement, and any interest in or right associated with such SAR, are not assignable or transferable by the Participant except by will or by the laws of descent and distribution. 10. Representations, Etc. Each spouse individually is bound by, and such spouse’s interest, if any, in any SAR is subject to, the terms of this Agreement. Nothing in this Agreement shall create a community property interest where none otherwise exists. 11. Simultaneous Death. If the Participant and his or her spouse both suffer a common accident or casualty which results in their respective deaths within 60 days of each other, it shall be conclusively presumed, for the purpose of this Agreement, that the Participant died first and the spouse died thereafter. 12. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement. 13. No Rights as Shareholder. The Participant will have no rights as a shareholder of the Company with respect to the SAR. 14. Adjustment of Number of Shares and Related Matters. The number of shares of Common Stock covered by the SAR, and the SAR Price thereof, shall be subject to adjustment in accordance with the Plan and Section 22 below. 15. Participant’s Acknowledgments. The Participant acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the SAR subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement. 16. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas (excluding any conflict of laws rule or principle of Texas law that might refer the governance, construction, or interpretation of this agreement to the laws of another state). 17. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee or as a consultant or as an outside director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, consultant or outside director at any time.

4 18. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein. 19. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement. 20. Entire Agreement. This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect. 21. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. 22. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify the terms of this Agreement, including, without limitation, the SAR Price, without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan or revoke the SAR to the extent permitted by the Plan. 23. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement. 24. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. 25. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith: (a) Notice to the Company shall be addressed and delivered as follows:

5 Independence Contract Drilling, Inc. 20549 Hwy 249, Suite 300 Houston, Texas 77070 Attn: President & Chief Executive Officer With a copy to: Executive Vice President & Chief Financial Officer Notice to the Participant shall be addressed and delivered as set forth on the signature page or if no address is provided, the address on file with the Company’s Human Resource Department. 26. Tax Requirements. The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement. The Company or, if applicable, any Subsidiary (for purposes of this Section 26, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to withhold from any payment to the Participant the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to this Award. 27. Forfeiture and Clawback. The SARs granted and any related payments made by the Company hereunder upon the exercise of any SAR are subject to all forfeiture and clawback provisions contained in the Plan, as well as any clawback policies in place and approved by the Company’s Board of Directors or Compensation Committee on the Date of Grant. 28. Restrictive Covenants. As a condition to the award of the SARs hereunder, Participant agrees to the restrictive covenants contained in Annex B hereto. IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the ____ day of _________________, 20___. INDEPENDENCE CONTRACT DRILLING, INC. By: PARTICIPANT By: Participant’s Address for Notices:

6 ANNEX A DEFINED TERMS “Average Fair Market Value” shall mean the average closing price on the NYSE for the last 20 NYSE trading days prior to and including the Exercise Date, in each case as applied to the applicable equity security. To the extent a security of the Company is not listed or traded on the NYSE, “NYSE” as used herein shall mean the principal national securities exchange or quotation service on which the security is listed or quoted. “Cause” shall mean Participant’s: (i) willful and continued failure to comply with the reasonable written directives of the Company for a period of thirty (30) days after written notice from the Company; (ii) willful and persistent inattention to duties for a period of thirty (30) days after written notice from the Company, or the commission of acts within employment with the Company amounting to gross negligence or willful misconduct; (iii) misappropriation of funds or property of the Company or committing any fraud against the Company or against any other person or entity in the course of employment with the Company; (iv) misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which is adverse to the interests of the Company or to the benefits of which the Company is entitled; (v) conviction of a felony involving moral turpitude; (vi) willful failure to comply in any material respect with the terms of this Agreement and such non-compliance continues uncured after thirty (30) days after written notice from the Company; or (vii) chronic substance abuse, including abuse of alcohol, drugs or other substances or use of illegal narcotics or substances, for which Participant fails to undertake treatment immediately after requested by the Company or to complete such treatment and which abuse continues or resumes after such treatment period, or possession of illegal narcotics or substances on Company premises or while performing Participant’s duties and responsibilities. For purposes of this definition, no act, or failure to act, by Participant will be considered “willful” if done, or omitted to be done, by Participant in good faith and in the reasonable belief that the act or omission was in the best interest of the Company or required by applicable law. Any termination by the Company for Cause shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice,

7 specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause shall not waive any right of the Company from asserting such fact or circumstance in enforcing the Participant's or the Company's rights hereunder. “Date of Termination” shall mean the date that employment with the Company and its affiliates is terminated in all respects for any reason. “Change of Control” shall mean: (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50 percent or more of either (A) the then-outstanding shares of common stock or membership interests of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or managers (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection A, the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company or any acquisition by the Company; or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (3) any acquisition by any corporation pursuant to a transaction that complies with clauses (1), (2) and (3) of subsection C of this definition; or (ii) Individuals, who, as of the date hereof or at the time of consummation of the transactions contemplated by the Contribution Agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, (1) that any individual becoming a director subsequent to the date hereof whose election by the Company's stockholders or members was approved by a vote of the stockholders or members described in Section 3 of the Registration Rights Agreement attached as Exhibit F to the Contribution Agreement shall be considered as though such individual was a member of the Incumbent Board, and (2) that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders or members, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for purpose of this paragraph (ii), any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”) in each case, unless, following such Corporate Transaction, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation that as a result of such transaction owns the

8 Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (3) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. “Good Reason” shall mean without the express written consent of Participant, the occurrence of any of the following: (v) any action or inaction that constitutes a material breach by the Company of this Agreement and such action or inaction continues uncured after thirty (30) days following written notice from the Participant; (vi) the assignment to the Participant of any duties inconsistent in any respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company within 30 days of receipt of written notice thereof given by the Participant; (vii) any failure by the Company to comply with the provisions of Section 4 of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company as soon as reasonable possible, but no later than 30 days after receipt of written notice thereof given by the Participant; (viii) a change in the geographic location at which Participant must perform services to a location more than fifty (50) miles from Houston, Texas or the location at which Participant normally performs such services as of the Effective Date; or (ix) in the event a Change of Control has occurred, the assignment to the Participant to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are not (A) as a senior Participant officer with the ultimate parent company of the entity surviving or resulting from such Change of Control and (B) substantially identical to the Participant's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities as contemplated by this Agreement.

9 The Participant’s termination of employment shall not constitute Good Reason unless Participant notifies the Company of the condition or event constituting Good Reason within ninety days (90) days of the condition’s occurrence (unless unknown to Participant) and the Company fails to cure the conditions, to the extent curable, specified in the notice within thirty (30) days following such notification. Any termination during the Employment Term by the Participant for Good Reason shall be communicated by Notice of Termination to the other party hereto.

10 ANNEX B Restrictive Covenants 1. Restrictive Covenants. In consideration for the SARs granted under this Agreement, which are expected to vest during Participant’s employment with the Company Group, as well as the protection of the Company Group’s goodwill and Confidential Information, Participant agrees to the following: (a) Nondisclosure of Confidential Information. Participant shall hold in a fiduciary capacity for the benefit of the Company Group all Confidential Information which shall have been obtained by Participant during Participant’s employment and shall not use such Confidential Information other than within the scope of Participant’s employment with and for the exclusive benefit of the Company Group. Following any termination of employment with the Company Group, Participant agrees (i) not to communicate, divulge or make available to any person or entity (other than the Company Group) any such Confidential Information, except (A) upon the prior written authorization of the Company Group, (B) as may be required by law or legal process, (C) as reasonably necessary in connection with the enforcement of any right or remedy related to this Agreement, or (D) unless no longer Confidential Information, and (ii) to deliver promptly to the Company Group any Confidential Information in Participant’s possession, including any duplicates thereof and any notes or other records Participant has prepared with respect thereto. In the event that the provisions of any applicable law or the order of any court would require Participant to disclose or otherwise make available any Confidential Information then Participant shall, to the extent practicable, give the Company prior written notice of such required disclosure and an opportunity to contest the requirement of such disclosure or apply for a protective order with respect to such Confidential Information by appropriate proceedings. (b) Limited Covenant Not to Compete. In the event Participant’s employment is terminated for any reason, Participant agrees that during the period beginning on the date of such termination and ending on the twelve (12) month anniversary of the date of such termination: (i) Participant shall not, directly or indirectly, for himself or others, own, manage, operate, control or participate in the ownership, management, operation or control of any business, whether in corporate, proprietorship or partnership form or otherwise, that is engaged, directly or indirectly, in the United States in the Restricted Business; provided, however, that the restrictions contained herein shall not restrict (A) the acquisition by Participant of less than 2% of the outstanding capital stock of any publicly traded company engaged in a Restricted Business or (B) Participant from being employed by an entity in which the majority of such entity’s revenues on a consolidated basis determined in accordance with generally accepted accounting principles are from activities and businesses that do not constitute a Restricted Business and provided that Participant is only employed by and engaged with divisions and units of such entity that are not engaged in the Restricted Business; and (ii) Participant shall not, directly or indirectly (A) solicit any individual, who, at the time of time of such solicitation is an employee of the Company Group, to leave such employment or hire, employ or otherwise engage any such individual (other than employees of the Company Group who respond to general advertisements for employment in

11 newspapers or other periodicals of general circulation (including trade journals)), or (B) cause, induce or encourage any material actual or prospective client, customer, supplier, landlord, lessor or licensor of the Company Group to terminate or modify any such actual or prospective contractual relationship that exists on the date of termination of employment. (c) Injunctive Relief; Remedies. The covenants and undertakings contained in this Annex B relate to matters which are of a special, unique and extraordinary character and a violation of any of the terms of this Annex B will cause irreparable injury to the Company Group, the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, the remedy at law for any breach of this Annex B may be inadequate. Therefore, notwithstanding anything to the contrary, the Company will be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction in the event of any breach of any provision of this Annex B without the necessity of proving actual damages or posting any bond whatsoever. The rights and remedies provided by this Annex B are cumulative and in addition to any other rights and remedies which the Company Group may have hereunder or at law or in equity. The parties hereto further agree that, if any court of competent jurisdiction in a final nonappealable judgment determines that a time period, a specified business limitation or any other relevant feature of this Annex B is unreasonable, arbitrary or against public policy, then a lesser time period, geographical area, business limitation or other relevant feature which is determined by such court to be reasonable, not arbitrary and not against public policy may be enforced against the applicable party. (d) Governing Law of this Annex B; Consent to Jurisdiction. Any dispute regarding the reasonableness of the covenants and agreements set forth in this Annex B, or the territorial scope or duration thereof, or the remedies available to the Company upon any breach of such covenants and agreements, shall be governed by and interpreted in accordance with the laws of the state of Texas, without regard to conflict of law provisions thereof, and, with respect to each such dispute, the Company and Participant each hereby irrevocably consent to the exclusive jurisdiction of the State of Texas for resolution of such dispute, and further agree that service of process may be made upon Participant in any legal proceeding relating to this Annex B by any means allowed under the laws of such state. (e) Participant’s Understanding of this Section. Participant hereby represents to the Company that Participant has read and understands, and agrees to be bound by, the terms of this Annex B. Participant acknowledges that the geographic scope and duration of the covenants contained in this Annex B are the result of arm’s-length bargaining and are fair and reasonable in light of (i) the importance of the functions performed by Participant and the length of time it would take the Company Group to find and train a suitable replacement, (ii) the nature and wide geographic scope of the operations of the Company Group, (iii) Participant’s level of control over and contact with the Company Group’s business and operations in all jurisdictions where they are located, and (iv) the fact that the Restricted Business is potentially conducted throughout the geographic area where competition is restricted by this Agreement. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permitted under applicable law, whether now or hereafter in effect and therefore, to the extent permitted by applicable law, the parties hereto waive any provision of applicable law that would render any provision of this Annex B invalid or unenforceable.